Supplement dated May 20, 2026, to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2026, for the following variable annuity contracts issued by:

Pacific Life Insurance Company Pacific Advisory Variable Annuity	Pacific Life & Annuity Company Pacific Advisory Variable Annuity NY

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectuses") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of May 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT section have been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Vanguard® VIF Total International Stock Market Index Portfolio; The Vanguard Group, Inc.	0.08%

VASUPP3_0526